Loans Receivable And Allowance For Credit Losses	12 Months Ended
Sep. 30, 2011
Loans Receivable And Allowance For Credit Losses [Abstract]
Loans Receivable And Allowance For Credit Losses
4.	LOANS RECEIVABLE and ALLOWANCE FOR CREDIT LOSSES

Loans receivable, net at September 30, 2011 and 2010 is summarized as follows:

	2011	2010
	(Dollars in thousands)
Real Estate Loans:
One- to four-family	$4,918,778	$4,915,651
Multi-family and commercial	57,965	66,476
Construction	47,368	33,168
Total real estate loans	5,024,111	5,015,295

Consumer Loans:
Home equity	164,541	186,347
Other	7,224	7,671
Total consumer loans	171,765	194,018

Total loans receivable	5,195,876	5,209,313
Less:
Undisbursed loan funds	22,531	15,489
ACL	15,465	14,892
Discounts/unearned loan fees	19,093	22,267
Premiums/deferred costs	(10,947)	(11,537)
	$5,149,734	$5,168,202

Lending Practices and Underwriting Standards - Originating and purchasing loans secured by one- to four-family residential properties is the Bank's primary business, resulting in a loan concentration in residential first mortgage loans.  The Bank purchases one- to four-family loans from a select group of correspondent lenders located throughout the central United States.  As a result of originating loans in our branches, along with the correspondent lenders in our local markets, the Bank has a concentration of loans secured by real property located in Kansas and Missouri.  Additionally, the Bank purchases whole one- to four-family loans in bulk packages from nationwide lenders.  The Bank also makes consumer loans, construction loans secured by residential or commercial properties, and real estate loans secured by multi-family dwellings.

One- to four-family loans - One- to four-family loans are underwritten manually or by an automated underwriting system developed by a third party.  The system's components closely resemble the Bank's manual underwriting standards which are generally in accordance with FHLMC and FNMA manual underwriting guidelines.  The automated underwriting system analyzes the applicant's data, with emphasis on credit history, employment and income history, qualifying ratios reflecting the applicant's ability to repay, asset reserves, and LTV ratio.  Full documentation to support the applicant's credit, income, and sufficient funds to cover all applicable fees and reserves at closing is required on all loans.  Loans that do not meet the automated underwriting standards are referred to a staff underwriter for manual underwriting.  Properties securing one- to four-family loans are appraised by either staff appraisers or fee appraisers, both of which are independent of the loan origination function.

The underwriting standards for loans purchased from correspondent and nationwide lenders are generally similar to the Bank's internal underwriting standards.  The underwriting of loans purchased from correspondent lenders is generally performed by the Bank's underwriters.  Before committing to purchase a pool of loans from a nationwide lender, the Bank's Chief Lending Officer or Secondary Marketing Manager reviews specific criteria such as loan amount, credit scores, LTV ratios, geographic location, and debt ratios of each loan in the pool.  If the specific criteria do not meet the Bank's underwriting standards and compensating factors are not sufficient, then a loan will be removed from the pool.  Before the pool is funded, an internal Bank underwriter or a third party reviews at least 25% of the loan files to confirm loan terms, credit scores, debt service ratios, property appraisals, and other underwriting related documentation.  The Bank does not service the loans purchased from nationwide lenders.  For the tables within this footnote, loans purchased from correspondent lenders are included with originated loans, and loans purchased in bulk from nationwide lenders are reported as purchased loans.

The Bank also originates construction-to-permanent loans secured by one- to four-family residential real estate.  The majority of the one- to four-family construction loans are secured by property located within the Bank's Kansas City market area.  Construction loans are obtained by homeowners who will occupy the property when construction is complete.  Construction loans to builders for speculative purposes are not permitted.  The application process includes submission of complete plans, specifications, and costs of the project to be constructed.  All construction loans are manually underwritten using the Bank's internal underwriting standards.  Construction draw requests and the supporting documentation are reviewed and approved by management.  The Bank also performs regular documented inspections of the construction project to ensure the funds are being used for the intended purpose and the project is being completed according to the plans and specifications provided.

Multi-family and commercial loans - The Bank's multi-family and commercial real estate loans are secured primarily by multi-family dwellings and small commercial buildings generally located in the Bank's market areas.  These loans are granted based on the income producing potential of the property and the financial strength of the borrower.  At the time of origination, LTV ratios on multi-family and commercial real estate loans cannot exceed 80% of the appraised value of the property securing the loans.  The net operating income, which is the income derived from the operation of the property less all operating expenses, must be sufficient to cover the payments related to the outstanding debt at the time of origination.  The Bank generally requires personal guarantees of the borrowers covering a portion of the debt in addition to the security property as collateral for these loans.  Appraisals on properties securing these loans are performed by independent state certified fee appraisers.  Bank policy permits a limited amount of construction-to-permanent loans secured by multi-family dwellings and commercial real estate.  Currently there are no construction-to-permanent loans in the multi-family and commercial portfolio.

Consumer loans - The Bank offers a variety of secured consumer loans, including home equity loans and lines of credit, home improvement loans, auto loans, and loans secured by savings deposits.   The Bank also originates a very limited amount of unsecured loans.  The Bank does not originate any consumer loans on an indirect basis, such as contracts purchased from retailers of goods or services which have extended credit to their customers.  The majority of the consumer loan portfolio is comprised of home equity lines of credit.

The underwriting standards for consumer loans include a determination of the applicant's payment history on other debts and an assessment of their ability to meet existing obligations and payments on the proposed loan.  Although creditworthiness of the applicant is a primary consideration, the underwriting process also includes a comparison of the value of the security in relation to the proposed loan amount.

Credit Quality Indicators - Based on the Bank's lending emphasis and underwriting standards, management has divided the loan portfolio into three segments:  one- to four-family loans, consumer loans, and multi-family and commercial loans.  The one- to four-family and consumer loan segments are further grouped into classes for purposes of providing disaggregated information about the credit quality of the loan portfolio.  The classes are:  one- to four-family loans - originated, one- to four-family loans - purchased, consumer loans - home equity, and consumer loans - other.  The Bank's primary credit quality indicators for the one- to four-family loan and consumer - home equity loan portfolios are delinquency status, asset classifications in accordance with applicable regulations, LTV ratios and borrower credit scores.  The Bank's primary credit quality indicators for the multi-family and commercial loan and consumer - other loan portfolios are delinquency status and asset classifications in accordance with applicable regulations.

The following table presents the recorded investment of loans, defined as the unpaid loan principal balance (net of unadvanced funds related to loans in process) inclusive of unearned loan fees and deferred costs, of the Company's 30 to 89 day delinquent loans, 90 or more day delinquent loans, total delinquent loans, total current loans, and the total loans receivable balance at September 30, 2011 by class.  In the general valuation allowance model, loans in the 30 to 89 day delinquent category are assigned a higher loss factor than corresponding performing loans.  Loans 90 or more days delinquent are considered impaired loans and are individually evaluated for impairment.  At September 30, 2011, all loans in the 90 or more days delinquent category were on nonaccrual status and represented the entire balance of nonaccrual loans.  At September 30, 2011, there were no loans 90 or more days delinquent that were still accruing interest.

			Total		Total
	30 to 89 Days	90 or More Days	Delinquent	Current	Recorded
	Delinquent	Delinquent	Loans	Loans	Investment
	(Dollars in thousands)
One- to four-family loans - originated	$19,682	$12,363	$32,045	$4,362,498	$4,394,543
One- to four-family loans - purchased	6,243	13,836	20,079	520,876	540,955
Multi-family and commercial loans	--	--	--	57,936	57,936
Consumer - home equity	759	380	1,139	163,402	164,541
Consumer - other	92	3	95	7,129	7,224
	$26,776	$26,582	$53,358	$5,111,841	$5,165,199

As of September 30, 2011, 2010, and 2009, loans with unpaid principal amounts totaling approximately $26.5 million, $32.0 million, and $30.9 million, respectively, were on nonaccrual status.  Gross interest income would have increased by $643 thousand, $766 thousand, and $603 thousand for the years ended September 30, 2011, 2010, and 2009, respectively, if these nonaccrual status loans were not classified as such.

In accordance with the Bank's asset classification policy, management regularly reviews the problem loans in the Bank's portfolio to determine whether any assets require classification in accordance with applicable regulations.  Loan classifications, other than pass loans, are defined as follows:

•
Special mention - These loans are performing loans on which known information about the collateral pledged or the possible credit problems of the borrowers have caused management to have doubts as to the ability of the borrowers to comply with present loan repayment terms and which may result in the future inclusion of such loans in the non-performing loan categories.

•
Substandard - A loan is considered substandard if it is inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any.  Substandard loans include those characterized by the distinct possibility the Bank will sustain some loss if the deficiencies are not corrected.

•
Doubtful - Loans classified as doubtful have all the weaknesses inherent as those classified as substandard, with the added characteristic that the weaknesses present make collection or liquidation in full on the basis of currently existing facts and conditions and values highly questionable and improbable.

•	Loss - Loans classified as loss are considered uncollectible and of such little value that their continuance as loans without the establishment of specific loss allowance is not warranted.

Special mention loans are included with loans 30 to 89 days delinquent in the general valuation allowance model, if the loan is not considered impaired.  Loans classified as substandard, doubtful, or loss are considered impaired loans and are individually evaluated for impairment.

The following table sets forth the recorded investment in loans, less SVAs, classified at September 30, 2011 by class.  At September 30, 2011, there were no loans classified as doubtful or loss that were not fully reserved.  In addition to the classified loans below, at September 30, 2011, the Bank had other assets totaling $10.3 million, comprised of municipal bonds and a trust preferred security, also classified per its asset classification policy and applicable regulations.

	Special Mention	Substandard
	(Dollars in thousands)
One- to four-family - originated	$32,673	$18,419
One- to four-family - purchased	447	15,987
Multi-family and commercial	7,683	--
Consumer - home equity	50	592
Consumer - other	--	5
	$40,853	$35,003
The following table shows the weighted average LTV and credit score information for originated and purchased one- to four-family loans and originated consumer home equity loans at September 30, 2011.  Borrower credit scores are intended to provide an indication as to the likelihood that a borrower will repay their debts.  Credit scores were most recently updated in September 2011 and were obtained from a nationally recognized consumer rating agency.  The LTV ratios provide an estimate of the extent to which the Bank may incur a loss on any given loan that may go into foreclosure.  The LTV ratios were based on the current loan balance and either the lesser of the purchase price or original appraisal, or the most recent bank appraisal, BPO or AVM, if available.  In most cases, the most recent appraisal was obtained at the time of origination.

	Weighted Average	Weighted Average
	Credit Score	LTV
One- to four-family - originated	762	66%
One- to four-family - purchased	740	60
Consumer - home equity	742	20
	759	64%

Troubled Debt Restructurings - The total recorded investment of loans classified as TDRs at September 30, 2011 was $50.3 million, of which $30.7 million represent restructurings granted to borrowers experiencing financial difficulties and $19.6 million represent restructurings to market interest rates through the Bank's loan endorsement program, which are classified as TDRs as a result of the Company adopting ASU No. 2011-02 on July 1, 2011.

Substantially all of the TDRs at September 30, 2011, are secured by residential real estate.  The recorded investment of TDRs classified as impaired totaled $46.1 million at September 30, 2011.  Impaired loans are individually evaluated for SVAs.  TDRs not classified as impaired, which totaled $4.2 million at September 30, 2011, are included in the general valuation allowance model in their appropriate loan category.  At September 30, 2011, $960 thousand was recorded in the ACL related to TDRs.  The TDRs classified as a result of adopting ASU No. 2011-02 were individually evaluated for impairment.  No SVA was recorded on these loans at September 30, 2011, as the estimated current values of the collateral were in excess of the recorded loan balances.

The following table presents the recorded investment of TDRs at September 30, 2011, including restructurings granted to borrowers that were experiencing financial difficulties and restructurings of loans to market interest rates through the Bank's loan endorsement program.

	Restructurings
	Due to	Loan
	Financial	Endorsement
	Difficulties	Program	Total
	(Dollars in thousands)
One- to four-family loans - originated	$23,534	$19,624	$43,158
One- to four-family loans - purchased	6,155	--	6,155
Multi-family and commercial loans	563	--	563
Consumer - home equity	413	--	413
Consumer - other	2	--	2
	$30,667	$19,624	$50,291

The following table presents the recorded investment prior to restructuring and immediately after restructuring for all loans restructured during the year ended September 30, 2011.  This table does not reflect the recorded investment at September 30, 2011.

	Number	Pre-	Post-
	of	Restructured	Restructured
	Contracts	Outstanding	Outstanding
		(Dollars in thousands)
One- to four-family loans - originated	158	$27,250	$26,936
One- to four-family loans - purchased	4	1,563	1,555
Multi-family and commercial loans	--	--	--
Consumer - home equity	5	224	227
Consumer - other	--	--	--
	167	$29,037	$28,718

As of September 30, 2011, the recorded investment of TDRs 30-89 days delinquent and over 90 days delinquent was $2.6 million and $2.9 million, respectively.  The following table provides information on TDRs restructured within the last 12 months that subsequently defaulted during the year ended September 30, 2011.  Of the 13 loans in the table that defaulted during the year, seven loans, with a recorded investment of $812 thousand as of September 30, 2011, had returned to current status as of September 30, 2011.

Number
	of	Recorded
	Contracts	Investment
(Dollars in thousands)
One- to four-family loans - originated	13	$1,353
One- to four-family loans - purchased	--	--
Multi-family and commercial loans	--	--
Consumer - home equity	--	--
Consumer - other	--	--
	13	$1,353

Impaired loans - Impaired loans are defined as non-accrual loans, loans classified as substandard, loans with SVAs, and TDRs that have not yet performed under the restructured terms for 12 consecutive months or are required by the accounting literature to be classified as a TDR for the life of the loan due to a reduction in the stated interest rate to a rate lower than the current market rate for new debt with similar risk.  Substantially all of the impaired loans at September 30, 2011 were secured by residential real estate.  Impaired loans related to residential real estate are individually evaluated to ensure that the carrying value of the loan is not in excess of the fair value of the collateral, less estimated selling costs.  Fair values of residential real estate are estimated through such methods as current appraisals, AVMs, BPOs, or listing prices.  Fair values may be adjusted by management to reflect current economic and market conditions.  If the outstanding loan balance is in excess of the estimated fair value determined by management, less estimated costs to sell, then a SVA is recorded for the difference.

The following is a summary of information pertaining to impaired loans by class at September 30, 2011.

				Fiscal	Fiscal
				Year-to-Date	Year-to-Date
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	ACL	Investment	Recognized
	(Dollars in thousands)
With no related allowance recorded
One- to four-family - originated	$47,710	$47,845	$--	$41,401	$1,467
One- to four-family - purchased	6,075	6,056	--	7,381	58
Multi-family and commercial	563	565	--	578	36
Consumer - home equity	468	468	--	672	14
Consumer - other	5	5	--	46	--
	54,821	54,939	--	50,078	1,575

With an allowance recorded
One- to four-family - originated	3,297	3,299	335	2,419	102
One- to four-family - purchased	13,640	13,546	3,280	14,576	156
Multi-family and commercial	--	--	--	--	--
Consumer - home equity	264	264	140	80	3
Consumer - other	--	--	--	--	--
	17,201	17,109	3,755	17,075	261

Total
One- to four-family - originated	51,007	51,144	335	43,820	1,569
One- to four-family - purchased	19,715	19,602	3,280	21,957	214
Multi-family and commercial	563	565	--	578	36
Consumer - home equity	732	732	140	752	17
Consumer - other	5	5	--	46	--
	$72,022	$72,048	$3,755	$67,153	$1,836

Allowance for Credit Losses - The following is a summary of the activity in the ACL by segment for the year ended September 30, 2011 and the ending balance of the ACL at September 30, 2011, based on the Company's impairment methodology.

	One- to Four-	One- to Four-	One- to Four-	Multi-family
	Family	Family	Family	and
	Originated	Purchased	Total	Commercial	Consumer	Total
	(Dollars in thousands)
Beginning balance	$3,813	$10,425	$14,238	$275	$379	$14,892
Charge-offs	(414)	(2,928)	(3,342)	--	(145)	(3,487)
Recoveries	--	--	--	--	--	--
Provision for credit losses	1,516	2,404	3,920	(21)	161	4,060
Ending balance	$4,915	$9,901	$14,816	$254	$395	$15,465

Ratio of net charge-offs to average loans
outstanding year-to-date						0.07%
Ratio of net charge-offs year-to-date
to average non-performing assets						8.75%

ACL for loans collectively
evaluated for impairment	$4,580	$6,621	$11,201	$254	$255	$11,710
ACL for loans individually
evaluated for impairment	$335	$3,280	$3,615	$--	$140	$3,755

The following is a summary of the loan portfolio at September 30, 2011 by loan portfolio segment disaggregated by the Company's impairment method.

	One- to Four-	One- to Four-	One- to Four-	Multi-family
	Family	Family	Family	and
	Originated	Purchased	Total	Commercial	Consumer	Total
	(Dollars in thousands)
Recorded investment of loans
collectively evaluated for impairment	$4,343,536	$521,240	$4,864,776	$57,373	$171,028	$5,093,177

Recorded investment of loans
individually evaluated for impairment	51,007	19,715	70,722	563	737	72,022
	$4,394,543	$540,955	$4,935,498	$57,936	$171,765	$5,165,199

As noted above, the Bank has a loan concentration in residential first mortgage loans.  Continued declines in residential real estate values could adversely impact the property used as collateral for the Bank's loans.  Adverse changes in the economic conditions and increasing unemployment rates may have a negative effect on the ability of the Bank's borrowers to make timely loan payments, which would likely increase delinquencies and have an adverse impact on the Bank's earnings.  Further increases in delinquencies will decrease interest income on loans receivable and will likely adversely impact the Bank's loan loss experience, resulting in an increase in the Bank's ACL and provision for credit losses.  Although management believes the ACL was at an adequate level to absorb known and inherent losses in the loan portfolio at September 30, 2011, the level of the ACL remains an estimate that is subject to significant judgment and short-term changes.  Additions to the ACL may be necessary if future economic and other conditions differ substantially from the current environment.

The Bank originated and refinanced $892 thousand, $13.1 million, and $15.3 million of commercial real estate and business loans during the years ended September 30, 2011, 2010, and 2009, respectively.

The Bank is subject to numerous lending-related regulations. Under the Financial Institutions Reform, Recovery, and Enforcement Act, the limit of aggregate loans to one borrower is 15% of the Bank's unimpaired capital and surplus, but not less than $500 thousand.  As of September 30, 2011, the Bank was in compliance with this limitation.

Aggregate loans to executive officers, directors and their associates did not exceed 5% of stockholders' equity as of September 30, 2011 and 2010.  Such loans were made under terms and conditions substantially the same as loans made to parties not affiliated with the Bank.

The Bank recognized net gains of $298 thousand, $1.8 million, and $2.2 million during fiscal years 2011, 2010, and 2009, respectively, as a result of selling LHFS.  The net gains are included in other income, net in the consolidated statements of income.

As of September 30, 2011 and 2010, the Bank serviced loans for others aggregating approximately $526.3 million and $681.1 million, respectively.  Such loans are not included in the accompanying consolidated balance sheets. Servicing loans for others generally consists of collecting mortgage payments, maintaining escrow accounts, disbursing payments to investors and foreclosure processing. Loan servicing income includes servicing fees withheld from investors and certain charges collected from borrowers, such as late payment fees. The Bank held borrowers' escrow balances on loans serviced for others of $7.5 million and $9.0 million as of September 30, 2011 and 2010, respectively.